UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

13631 Progress Boulevard, Suite 400,
Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(386) 462-6800
(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 14, 2019, Axogen, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to act upon the matters provided in the Company’s 2019 Proxy Statement dated June 27, 2019 (the “Proxy Statement”). Of the 39,205,173 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 35,414,152 shares were present either in person or by proxy.

The proposals submitted to the shareholders at the Annual Meeting were as follows:

●	Proposal 1 — the election of the nominees to the Company’s Board of Directors (the “Board”);

●	Proposal 2 —approve the Axogen, Inc. 2019 Long-Term Incentive Plan;

●	Proposal 3 — the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

●	Proposal 4 — an advisory vote to approve the compensation of the Company’s named executive officers; and

●	Proposal 5 — an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Each proposal is described in detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on June 27, 2019.

At the Annual Meeting, the Company’s shareholders elected each director nominee to the Board, approved the Axogen, Inc. 2019 Long-Term Incentive Plan and ratified the appointment of Deloitte & Touch LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2019. The shareholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement. The shareholders also approved an annual non-binding advisory vote on the compensation of the Company’s named executive officers. The final voting results for each proposal, including the number of votes cast for and against, and the number of abstentions and broker non-votes, as applicable, are set forth below.

Proposal No. 1: Election of Directors

Nominee	For	Withheld
Karen Zaderej	29,670,575	666,359
Gregory Freitag	29,206,971	1,129,963
Quentin S. Blackford	27,260,465	3,076,469
Dr. Mark Gold	29,908,264	428,670
Alan M. Levine	30,275,891	61,043
Guido Neels	28,648,338	1,688,596
Robert Rudelius	29,165,896	1,171,038
Amy Wendell	29,770,382	566,552

Proposal No. 2: Approval of the Axogen, Inc. 2019 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
20,797,893	9,479,359	59,682	-

Proposal No. 3: Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

For	Against	Abstain	Broker Non-Votes
35,280,886	116,293	16,973	-

Proposal No. 4: Approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as presented in the Company’s Proxy Statement

For	Against	Abstain	Broker Non-Votes
29,036,323	1,239,106	61,505	5,077,218

Proposal No. 5: Frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers

1 Year	2 Years	3 Years	Abstain
21,544,884	49,600	8,696,391	46,059

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: August 16, 2019	By:	/s/ Gregory G. Freitag
Gregory G. Freitag
General Counsel